Second Quarter 2012 Update June 30, 2012 Bryn Mawr Bank Corporation NASDAQ: BMTC Strong - Stable - Secure Exhibit 99.1

Safe Harbor
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
Please see the section titled Safe Harbor at the end of the presentation for more information regarding these types of statements.
The information contained in this presentation is correct only as of July 26,
2012.
Our
business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 122 year history
A unique business model with a traditional commercial bank ($1.9 billion)
and a trust company ($6.3 billion) under one roof at June 30, 2012
Wholly owned subsidiary – The Bryn Mawr Trust Company
Largest community bank in Philadelphia’s affluent western suburbs
3 wealth acquisitions and 1 bank acquisition completed since 2008

WAYNE
WEST CONSHOHOCKEN
EXTON
PAOLI
BRYN MAWR
ARDMORE
*BALA CYNWYD
HAVERTOWN
WEST CHESTER
NEWTOWN SQUARE
PHILADELPHIA
MEDIA
SWARTHMORE
CHESTER HEIGHTS
WILLOWDALE
CHADDS FORD
ASTON
BROOKHAVEN
CHESTER
*WILMINGTON

*ANTICIPATED OPENING IN FOURTH QUARTER OF 2012.

Southeast PA / DE Branch Footprint 3

Investment Considerations
Quarterly dividend of $0.16 per share
Year to Date at June 30, 2012:
Return on Average Assets (ROA):   1.17%
Return on Average Equity (ROE): 11.11%
The Corporation’s shareholders’ equity grew $11.7 million or 6.3% from
December 31, 2011 to June 30, 2012
New business initiatives driving growth
$6.3 billion wealth management business that provides a significant source of non-interest income

Comments on BMTC from Bank Analysts
Well Positioned to Outperform in Sustained Low Rate Environment –
BMTC
(Sterne Agee, April 2012)
Advocate an overweight position in BMTC given its strong growth prospects, benign credit costs, and positive operating leverage potential
(Keefe, Bruyette & Woods, February 2012)
Bryn Mawr continues to be an attractive name, given its premium profitability and substantial franchise value
(Stifel Nicolaus, April 2012)
The Company has better profitability compared to peers, manageable credit issues and a healthy capital base
(Sandler O’Neill + Partners, February 2012)

Second Quarter 2012 BMTC Stock Performance
Closing price on December 30, 2011: $19.49
Closing price on June 30, 2012: $21.07
Dividends declared per share – 6 months 2012: $0.32
Security or Index
Year to Date
2012 Return Dividend Yield**
BMTC* 9.84% 2.94%
NASDAQ Bank Index* 11.52% 2.05%
KBW Bank Index* 17.48% 2.00%
*Source: Bloomberg
**Trailing 12-month period

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Consistent BMTC Annual Dividend
Year Annual
Dividend
Dividend Yield
Year-End
Dividend Payout
Ratio
2008 $0.54 2.69% 50.0%
2009 $0.56 3.71% 47.5%
2010 $0.56 3.21% 65.9%*
2011 $0.60 3.08% 39.0%
2012 $0.64** --- ---
*Excluding the $5.7 million of merger related and due diligence expense, the dividend payout ratio was 46.0%.
** Expected annualized 2012 dividend.

Growth Initiatives

2012 Strategic Initiatives
3-8-3 Strategic Plan
$3 billion in Banking assets - $8 billion in Wealth assets – 3 years
(December 2014)
Approved by the Board of Directors on May 8, 2012
Organic growth – opportunistic expansion
Inorganic growth criterion - Acquisitions to be strategic and accretive to earnings per share in first 12 months (excluding merger costs)

2012 Strategic Initiatives - continued
Focus on the net interest margin
Concentrate on growing fee based income
Continued emphasis on strong credit quality
Integrate, streamline and assimilate recent acquisitions into more effective and efficient wealth operations
Close the First Bank of Delaware acquisition

Purchase of Deposits and Loans from First
Bank of Delaware
Announced May 2, 2012
Purchasing approximately $100 million of deposits and $100 million of loans
Loan Composition:
Commercial Mortgages: 60%
Commercial and Industrial: 15%
Construction and Land: 20%
Consumer  and Other: 5%
Deposits:
Core transaction deposits: 25%
Other transaction deposits: 15%
Certificates of Deposit: 60%

($14 million at a discount of 14%; balance at par)
(effective deposit premium of 1%)

Purchase of Deposits and Loans from First
Bank of Delaware - continued
Opportunity to enter an attractive market with an established loan portfolio
After-tax transaction costs estimated at $1.2 million
Establishing a branch location in Wilmington, DE – within 7 miles of BMTC of Delaware and Lau Associates
Expected to close in the 4
th
quarter of 2012 pending certain conditions and
regulatory approvals

13
Purchase of Deposits and Loans from First
Bank of Delaware - continued
Branch is located along heavily traveled Wilmington Pike (Route 202)
Compliments Lau Associates and  Bryn Mawr Trust Company of Delaware
First Bank of Delaware branch presents a market penetrating opportunity to obtain an established local presence
Branch will serve as a launching pad for additional branches in the market
Strategically
Compelling
Low Risk
Transaction
Detailed due diligence completed with detailed underwriting (approx. 86% coverage of loan portfolio)
Acquired loans are performing and loan marks conservative
Substantial protection via Purchase and Assumption Agreement
Financially
Attractive
Nearly 100% loan / deposit ratio acquired
Material EPS accretion
Nominal tangible book value dilution
Internal rate of return in excess of internal thresholds

Financial Review

Financial Highlights
2 Qtr
2012
1 Qtr
2012
4 Qtr
2011
3 Qtr
2011
2 Qtr
2011
Total Assets
($ in billions)
$1.85 $1.84 $1.78 $1.76 $1.74
Portfolio Loans & Leases
($ in billions)
$1.30 $1.30 $1.29 $1.28 $1.25
Total Deposits
($ in billions)
$1.43 $1.43 $1.38 $1.35 $1.34
Total Wealth Assets
($ in billions)
$6.28 $5.15 $4.83 $4.50 $4.83
Market Capitalization
($ in millions)
$280.1 $297.4 $253.2 $215.0 $262.1
Net Income
($ in millions)
$5.26 $5.24 $5.17 $5.02 $4.81
nd
st th rd
nd

Financial Highlights - continued
2    Qtr
2012
1   Qtr
2012
4   Qtr
2011
3   Qtr
2011
2    Qtr
2011
Diluted Earnings Per
Common Share
$0.40 $0.40 $0.40 $0.39 $0.38
Dividends Declared $0.16 $0.16 $0.15 $0.15 $0.15
Book Value Per Share $14.75 $14.43 $14.09 $14.30 $14.17
Tangible Book Value Per
Share
$10.82 $11.25 $10.82 $11.11 $10.91
Tangible Common Equity
Ratio
8.14% 8.30% 8.27% 8.48% 8.31%
Efficiency Ratio 66.9% 64.7% 64.8% 64.1% 62.0%
Efficiency Ratio
(excluding merger/due diligence costs)
63.5% 63.9% 65.1% 63.6% 54.4%
nd
st th rd
nd

4.4%
4.2%
4.0%
3.8%
3.6%
3.4%
3.2%
4.01%
3.90%
3.91%
3.93%
3.85%
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12

17 Quarterly Net Interest Margin On a tax-equivalent basis

50%
40%
30%
20%
10%
34%
37%
37%
38%
42%
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12

18 Quarterly Non-Interest Income (As a % of Total Revenue)

Capital Considerations
Maintain a “well capitalized” capital position including a target tangible common equity to tangible asset ratio of 8.00%
Selectively add capital as needed to maintain capital levels and fund asset growth and acquisitions. Place more emphasis on retained earnings.
Reviewing proposed Basel III capital rules
Shelf Registration (Form S-3) of $150 million renewed on April 11, 2012
Dividend Reinvestment and Direct Stock Purchase Plan with Waiver was renewed on April 27, 2012 with 1.5 million shares

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Capital Position - Bryn Mawr Bank Corporation
**On 12/19/2011 the Corporation prepaid $12 million of junior subordinated debt acquired during the First
Keystone Bank acquisition which had a rate of 9.7%. The prepayment reduced Tier I capital by $12 million with no effect on the tangible common equity ratio.
*June 30, 2012 figures reflect the acquisition of Davidson Trust Company and intangible assets of $11.0 million.

6/30/2012* 12/31/2011** 6/30/2011
Tier I 11.38% 11.26% 11.55%
Total (Tier II) 13.98% 13.83% 14.05%
Tier I Leverage 8.87% 8.97% 9.36%
Tangible Common
Equity
8.14% 8.27% 8.31%

15.87%
10.31%
11.79%
7.78%
13.79%
14.57%
10.01%
10.55%
6.76%
11.08%
10.97%

2007 2008 2009 2010 2011 2nd Qtr
2012**

Return on Average Equity and Average Tangible
Equity (a Non-GAAP Measure*)
-----
Return on Average Tangible Equity
-----
Return on Average Equity
*Tangible
equity equals equity minus goodwill and other intangible assets
** Annualized
18.5%
16.5%
14.5%
12.5%
10.5%
8.5%
6.5%
4.5%

22
Return on Average Equity and Average Tangible Equity
Excluding Tax-Effected Due Diligence and Merger-Related
Expenses (a Non-GAAP Measure*)
*The returns on average tangible equity and average equity were calculated by adding back to reported net income (a GAAP measure), the tax-effected due diligence and merger-related expenses for the years referenced above. These non-GAAP ratios provide useful supplemental information that is essential to understanding the Corporation’s financial results.
** Annualized
---- Return on Average Tangible Equity
18.5%
16.5%
14.5%
12.5%
10.5%
8.5%
6.5%
4.5%
2007 2008 2009 2010 2011 2nd Qtr
2012**
Return on Average Equity
----

Wealth Division Review

Wealth Assets Under Management, Administration,
Supervision and Brokerage
($ in billions)
Excludes Community Bank’s assets in 2007
2007 2008 2009 2010 2011 2nd Qtr
2012
$6.5
$5.5
$4.5
$3.5
$2.5
$1.5
$2.28 $2.15
$2.87
$3.41
$4.83
$ 6.28

25 Wealth Management Fees ($ in millions) * $25.0 $20.0 $15.0 $10.0 $5.0 $0.0 2007 $13.5 $13.8 $14.2 $15.5 $21.7 $13.4 2008 2009 2010 2011 2nd Qtr 2012

Wealth Division Highlights
Wealth Management
$4.6 billion in assets
Integrated solutions to protect and preserve wealth
Estate Planning
Retirement Planning
Investment Management
Custody Services
Philanthropic Services
Fiduciary Trust Services
Long standing client relationships
Completed Davidson Trust Company acquisition on May 15, 2012

Wealth Division Highlights - continued
Bryn Mawr Asset Management (Bryn Mawr, PA)
$293 million in assets
Brokerage services, asset allocation, objective advice
“Lift Out” strategy with other opportunities being continuously evaluated
BMTC of Delaware (Greenville, DE)
$860 million in assets
Provides corporate fiduciary and administrative trustee services under
Delaware law and the full spectrum of tax advantaged strategies
Lau Associates (Greenville, DE)
$586 million in assets
Fee-only, independent multi-family office providing highly personalized service and sophisticated financial planning

Credit Review

Portfolio Loan & Lease Growth
($ in millions)
* From 2010 forward, includes the addition of the First Keystone loan portfolio.

2nd Qtr 2012 2011 2010*
2009 2008 2007
$500
$700
$900
$1,100
$1,300
$1,500
$1,297 $1,295
$1,197
$886
$900
$803

30
Loan Composition at June 30, 2012
($ in millions)
Total loans and leases of $1.297 billion
$304
$219
$264
$445
Commercial Mortgages
(35%)
Commercial & Industrial
(20%)
Home Equity & Consumer
Loans (17%)
Residential Mortgages
(23%)
Construction
(3%)
Leases
(2%)
$34
$31

Quarterly Asset Quality Data
2 Qtr
2012
1 Qtr
2012
4 Qtr
2011
3 Qtr
2011
2 Qtr
2011
Non-Performing Loans as a % of
Portfolio Loans and Leases
1.41% 1.73% 1.11% 1.11% 1.29%
Allowance as a % of Portfolio
Loans and Leases
1.01% 1.00% 0.98% 0.91% 0.90%
Non-Performing Assets as a % of
Assets
1.03% 1.25% 0.84% 0.88% 0.97%
Annualized Net Charge-Offs as a
%  of average quarterly loans and
leases
0.28% 0.23% -0.01% 0.49% 0.40%

rd
th st
nd
nd

Loan and Lease Updates
Second quarter 2012 loan pipeline looks promising
Recent hires of experienced lenders has been beneficial as they have brought increased business to the Bank
The First Bank of Delaware transaction will add approximately $100 million of quality loans
The lease portfolio at June 30, 2012 is $31 million, has an average yield of
10.06% and a delinquency rate of 0.28%

Summary
Outstanding franchise in a stable market
Focus on Wealth Services, Business Banking and Private Banking
Investing in growth opportunities today for anticipated earnings growth tomorrow
Sound business strategy, strong asset quality, well capitalized and solid risk management procedures serve as a foundation for potential strategic expansion

Ted Peters, Chairman
610-581-4800
tpeters@bmtc.com
Frank Leto, EVP
610-581-4730
fleto@bmtc.com
Joseph Keefer, EVP
610-581-4869
jkeefer@bmtc.com
Duncan Smith, CFO
610-526 –2466
jdsmith@bmtc.com
Aaron Strenkoski, VP – Investments & Shareholder Relations – 610-581-4822 –
astrenkoski@bmtc.com

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn
Mawr Bank Corporation’s (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,”
“anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”,
“contemplate”, “continue”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Safe Harbor

Safe Harbor (continued)
Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions including our contemplated acquisition of the First Bank of Delaware; and
other factors as described in our securities filings. All forward-looking statements and information made herein are based on Management’s current beliefs and assumptions as of July 26, 2012 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

Safe Harbor (continued)
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.
This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.
The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the
Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.  Any decision to invest in the
Corporation’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety.  Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the
United States before they can invest in the Corporation.

Safe Harbor (continued)